SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549




                            Form 8-K


     Current Report Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         September 4, 1996


                         CHESAPEAKE ENERGY CORPORATION
           (Exact name of Registrant as specified in its Charter)



    Delaware                           1-13726                  73-1395733
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation                     File Number)          Identification No.)


       6100 North Western Avenue,  Oklahoma City,  Oklahoma    73118
            (Address of principal executive offices)         (Zip Code)

                             (405) 848-8000
           (Registrant s telephone number, including area code)

            INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  Other Events

    On September 4, 1996, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing an agreement with Mitchell Energy & Development to construct an associated gathering system in south-central Louisiana. In a separate action, Chesapeake and Enron Louisiana Energy Company reached an agreement whereby Enron will expand its Eunice facility to process Chesapeake's gas. The September 4, 1996 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

    (c)  Exhibits.   The following exhibit is filed herewith:

         99       Press Release issued by the Registrant on September 4, 1996.

                            SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             CHESAPEAKE ENERGY CORPORATION

                             MARCUS C. ROWLAND

                             Marcus C. Rowland,
                             Vice President - Chief Financial Officer

Dated: September 5, 1996

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
                            EXHIBIT INDEX
Exhibit       Description                         Method of Filing
- -------       -----------                         ----------------
99            Press Release issued by the         Filed herewith
              Registrant on September 5, 1996.    electronically